EXHIBIT 99.2
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             STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL OFFICER
                      REGARDING FACTS AND CIRCUMSTANCES
                      RELATING TO EXCHANGE ACT FILINGS

        I, Michael W. O'Donnell, principal financial officer, state and attest that:

        (1) To the best of my knowledge, based upon a review of the covered reports of NiSource Inc., and, except as corrected or supplemented in a subsequent covered report:


             * no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

             * no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

        (2) I have reviewed the contents of this statement with the company's audit committee.

        (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

             * the Annual Report on Form 10-K for the year ended December 31, 2001 of NiSource Inc. filed with the Commission;

             * all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of NiSource Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and







             *    any amendments to any of the foregoing.

   /s/ Michael W. O'Donnell
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   Michael W. O'Donnell

   August 14, 2002

                                 Subscribed and sworn to before me
                                 this 14th day of August 2002.

                                 /s/ Patricia A. Sanino
				 -------------------------------------
                                           Notary Public
                                 My Commission Expires: 11-26-07